UNITED STATES
                  SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                               Form 8-K

                            CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934

   Date of Report (Date of earliest event reported): March 28, 2002

                   AMERICAN WATER WORKS COMPANY, INC.
       ---------------------------------------------------
       (Exact name of registrant specified in its charter)

         Delaware                 0001-03437                51-0063696
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(State or other Jurisdiction     (Commission              (I.R.S. Employer
     of Incorporation)           File Number)            Identification No.)

  1025 Laurel Oak Road, P.O. Box 1770 Voorhees, NJ             08043
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    (Address of principal executive offices)                 (Zip Code)

  Registrant's telephone number, including area code: (856) 346-8200


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ITEM 9.  REGULATION FD DISCLOSURE.

         American Water Works Company, Inc. is furnishing herewith a copy of an employee communication relating to its merger with a subsidiary of RWE. This information is attached to this Form 8-K as Exhibit 99.1.

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                              SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      AMERICAN WATER WORKS COMPANY, INC.


                                      By: /s/  W. Timothy Pohl
                                          -----------------------------------
                                          Name:  W. Timothy Pohl
                                          Title: General Counsel and Secretary


Date:  March 28, 2002


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                          EXHIBIT INDEX

Exhibit No.      Description

99.1             RWE Acquisition Update #19 dated March 28, 2002.